Filed pursuant Rule 497(a)(1)

File No. 333-158211

Rule 482 ad

ARES CAPITAL CORPORATION ANNOUNCES PUBLIC OFFERING

New York, NY—January 25, 2010—Ares Capital Corporation (Nasdaq: ARCC) announced that it plans to make a public offering of 19,000,000 shares of its common stock.  Ares Capital also plans to grant the underwriters an option to purchase up to an additional 2,850,000 shares of common stock to cover over-allotments, if any.  The offering price of the shares will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering.  The offering of the shares will be made under Ares Capital’s shelf registration statement, which was filed with the Securities and Exchange Commission.

Ares Capital expects to use the net proceeds to repay outstanding indebtedness and for general corporate purposes, including to fund investments in its investment backlog and pipeline that, as of January 21, 2010, were approximately $137.7 million and $214.9 million, respectively.  Please note that the consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of Ares Capital’s due diligence investigation of the prospective portfolio company, Ares Capital’s acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated January 25, 2010 and the accompanying preliminary prospectus dated January 25, 2010, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

BofA Merrill Lynch, J.P. Morgan, SunTrust Robinson Humphrey and Wells Fargo Securities, LLC are acting as senior bookrunners for this offering.  Additional bookrunners include: BB&T Capital Markets, BMO Capital Markets, Deutsche Bank Securities, Morgan Stanley and UBS Investment Bank.

The information in the preliminary prospectus supplement, the preliminary prospectus and this press release is not complete and may be changed.  Ares Capital Corporation may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The preliminary prospectus supplement, the preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus and a related preliminary prospectus supplement, copies of which may be obtained from BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attention: Preliminary Prospectus Department or e-mail Prospectus.Request@ml.com, J.P. Morgan Securities Inc., c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717, Attention: Prospectus Library, 866-803-9204, SunTrust Robinson Humphrey, 3333 Peachtree Road NE, Atlanta, GA 30326, Attention: Prospectus Department, 404-926-5744 or e-mail prospectus@rhco.com, Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152, 800-326-5897 or e-mail

equity.syndicate@wachovia.com, BB&T Capital Markets, 909 E. Main Street, Richmond, VA 23219, Attention: Syndicate Department, 804-780-3283, BMO Capital Markets Corp., 3 Times Square, New York, NY 10036, Attention: Equity Syndicate Department, 212-885-4039, Deutsche Bank Securities Inc., 100 Plaza One, Jersey City, NJ 07311, Attention: Prospectus Department, Morgan Stanley & Co. Incorporated, c/o Prospectus Department, 180 Varick Street 2/F, New York, NY 10014, Attention Prospectus Department, 800-718-1649 or e-mail prospectus@morganstanley.com, or UBS Investment Bank, 299 Park Avenue, New York, NY 10171, Attention: Prospectus Delivery Department, 888-827-7275.

ABOUT ARES CAPITAL CORPORATION

Ares Capital Corporation is a specialty finance company that provides integrated debt and equity financing solutions to U.S. middle-market companies.  Ares Capital invests primarily in first- and second-lien loans and mezzanine debt, which in some cases includes an equity component.  To a lesser extent, Ares Capital also makes equity investments. Ares Capital is externally managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, an SEC registered investment advisor and alternative asset investment management firm with approximately $33.0 billion of committed capital under management as of December 31, 2009.  Ares Capital is a closed-end, non-diversified management investment company that has elected to be regulated as a Business Development Company under the Investment Company Act of 1940.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl Drake
Ares Capital Corporation
404-814-5204